Deposits	12 Months Ended
Dec. 31, 2015
Text Block [Abstract]
Deposits
(6)	Deposits:

At December 31, 2015, the scheduled maturities of other time deposits were as follows:

Years Ending December 31,

2016	$201,329
2017	60,281
2018	36,975
2019	6,441
2020	9,638

$314,664

The amount of other time deposits with a minimum denomination of $250,000 was approximately $78.8 million at December 31, 2015, and December 31, 2014, respectively. At December 31, 2015, directors, members of senior management and their affiliates had deposits in the Bank of approximately $6.2 million.

Interest expense on deposits for the years ended December 31, 2015, December 31, 2014 and December 31, 2013 is summarized as follows:

	2015	2014	2013
Interest bearing checking accounts	$1,105	$1,253	$1,243
Money market accounts	88	86	73
Savings	103	109	79
Other time deposits	3,735	4,155	5,719

	$5,031	$5,603	$7,114

The Bank maintains clearing arrangements for its demand, interest bearing checking accounts and money market accounts with BBVA Compass Bank. The Bank is required to maintain certain cash reserves in its account to cover average daily clearings. At December 31, 2015, average daily clearings were approximately $5.9 million.

At December 31, 2015, the Company had approximately $196,000 of deposit accounts in overdraft status and thus has been reclassified to loans on the accompanying consolidated balance sheet. At December 31, 2014, the Company had approximately $248,000 of deposit accounts in overdraft status and thus has been reclassified to loans on the accompanying consolidated balance sheet. At December 31, 2015, and December 31, 2014, the Company had deposits classified as brokered deposits totaling $34.4 million and $37.1 million, respectively.